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                                                                   EXHIBIT 10(d)















                            STOCK PURCHASE AGREEMENT
                                    BETWEEN
                              INNOVA HOLDINGS LLC
                                      AND
                            INNOVA/PURE WATER, INC.
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                            STOCK PURCHASE AGREEMENT




                                     BETWEEN



                              INNOVA HOLDINGS, LLC,
                      A DELAWARE LIMITED LIABILITY COMPANY,




                                       AND




                            INNOVA/PURE WATER, INC.,
                              A FLORIDA CORPORATION




                               OCTOBER [30], 1997


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                            STOCK PURCHASE AGREEMENT


         THIS STOCK PURCHASE AGREEMENT (this "Agreement") is made as of ___ day of October, 1997 by and between Innova Holdings, LLC, a Delaware limited liability company ("Holdings"), with its principal office at ______________________________________, and Innova/Pure Water, Inc., a Florida
corporation (the "Company"), with its principal office at 13160 - 56th Court, Suite 510, Clearwater, FL 33760.

         WHEREAS, Holdings and the Company previously entered into a certain Warrant Purchase Agreement dated as of October 31, 1996 pursuant to which Holdings acquired certain Common Stock, Purchase Warrants of the Company for $500,000;

         WHEREAS, the parties desire to terminate the Warrant Purchase Agreement and exchange the outstanding Common Stock Purchase Warrants currently held by Holdings for 1,500,000 restrictive shares of the Company's common stock, par value $.001.

         NOW, THEREFORE, in consideration of the premises and other good and value consideration, the receipt and sufficiency of which are hereby acknowledge, the parties hereto agree as follows:

                                    ARTICLE I

                        PURCHASE AND SALE OF COMMON STOCK

         1.1 PURCHASE AND SALE OF COMMON STOCK. Subject to the terms and conditions of this Agreement, Holdings agrees to purchase, and the Company agrees to issue and sell to Holdings, 1,500,000 shares (the "Shares") of Common Stock, [$.001] par value per share (the "Common Stock"), of the Company.

         1.2 THE CLOSING. The purchase and sale of the Common Stock shall take place at such date, time and place (which date and time may be simultaneous with the execution and delivery of this Agreement) as Holdings and the Company shall mutually agree (which place and time are designated as the "Closing"). At the Closing, the Company shall deliver to Holdings a certificate (or certificates) representing the restricted Common Stock against payment of the Purchase Price (as defined below).

         1.3 PURCHASE PRICE. As consideration for the issuance and sale of the Common Stock, Holdings shall surrender the Common Stock Purchase Warrants issued in connection with the Warrant Purchase Agreement in exchange for the Shares. The Shares, upon issuance to Holdings, shall be fully paid and nonassessable.

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                                   ARTICLE II


                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         The Company hereby represents and warrants to Holdings as follows:

         2.1 ORGANIZATION; GOOD STANDING; QUALIFICATION. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida, has all requisite corporate power and authority to own and operate its properties and assets and to carry on its business as now conducted, to execute and delivery this Agreement, to issue and sell the Common Stock and to carry out the provisions of this Agreement. The Company is in good standing and is qualified to transact business as a foreign corporation in all states in which the nature of its business or the properties owned by it require it to qualify to transact business.

         2.2 AUTHORIZATION. All corporate action on the part of the Company, its officers, directors, and stockholders necessary for the authorization, execution and delivery of this Agreement, and the authorization, issuance, sale and delivery of the Common Stock being sold hereunder constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, (b) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, and (c) to the extent any indemnification provisions contained in this Agreement may be limited by applicable federal or state law.

         2.3 VALID ISSUANCE OF COMMON STOCK. The Shares being purchased by Holdings hereunder, when issued, sold and delivered in accordance with the terms of this Agreement, will be duly and validly issued, fully paid, non-assessable, not subject to any preemptive rights, and free and clear of all liens, claims and encumbrances.

         2.4 GOVERNMENTAL CONSENTS. To the best of the Company's knowledge, no consent, approval, qualification, order or authorization of, or filing, with, any local, state, or federal governmental authority is required on the part of the Company in connection with the Company's valid execution, delivery, or performance of this Agreement or the offer, sale or issuance of the Shares by the Company, except for filings that shall be made at or prior to Closing and routine securities law filings after the Closing.

         2.5 FINANCIAL STATEMENTS. The Company has delivered to Holdings its audited financial statements (balance sheet, statement of operations, statement of stockholders' equity, and statement of cash flows) at December 31, 1996 and for the fiscal period then ended and its unaudited financial statements at [June 30], 1997 for the quarter then ended (collectively, the "Financial Statements"). The Financial Statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the period indicated. The Financial Statements fairly present the financial condition and operating results of


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the Company as of the dates, and for the periods, indicated therein subject, in the case of the unaudited financial statements, to year-end audit adjustments, which, with respect to each individual adjustment and all of the adjustments taken as a whole, adjustments will not have a material adverse impact on the financial condition or operating results of the Company as reflected in the unaudited Financial Statements provided to Holdings.

         2.6 COMPLIANCE WITH OTHER INSTRUMENTS. The Company is not in violation of default of any provision of its Certificate of Incorporation, By-laws, or of any material provision of any mortgage, indenture, agreement, instrument, or contract to which it is a party or by which it is bound or, to the best of its knowledge, of any federal or state judgment, order, writ, decree, statute, rule or regulation applicable to the Company. The execution, delivery, and performance by the Company of this Agreement and the consummation of the transactions contemplated hereby will not result in any such violation or be in material conflict with or constitute, with or without the passage of time or giving of notice, either a material default under any such provision or an event that results in the creation of any material lien, charge, or encumbrance upon any assets of the Company or the suspension, revocation, impairment, forfeiture, or non-renewal of any material permit, license, authorization, or approval applicable to the Company, its business or operations, or any of its assets or properties.

         2.7. LITIGATION. Except as set forth in Schedule 2.7, there is and within the prior twenty-four (24) months there has been, no action, suit, proceeding, investigation, arbitration, claim or counterclaim pending against or, to the best of the Company's knowledge, currently threatened or affecting the Company in any court or before any arbitration panel or before or by any federal, state or other governmental department or agency. Except as set forth in Schedule 2.7, the Company has no knowledge of any facts which might reasonably be believed to be a basis for any such action, suit, proceeding, investigation, arbitration, claim, or counterclaim. Neither the Company nor its properties is subject to or directly affected by any order, judgment, decree or ruling in the nature of an injunctive or consent order or order for specific performance of any court or governmental agency, other than those affecting the public generally. There are no existing material violations of federal, state or local laws, ordinances, rules, regulations or orders by the Company or materially affecting the business or property of the Company or the possession, use, occupancy or operation of the Company's facilities. Except as set forth in
Schedule 2.7, there is no action, suit, or proceeding by the Company currently pending or that the Company currently intends to initiate.

         2.8 DISCLOSURE DOCUMENTS. This Agreement, Schedules, and the other documents, certificates, and statements delivered to Holdings in connection herewith or with the transactions contemplated hereby, when read together as a single disclosure, do not contain any untrue statement of a material fact and do not omit to state a material fact necessary in order to make the statements contained herein and therein not misleading. Having regard for the ordinary nature of the various segments of the business of the Company, there is no material fact known to the Company which materially adversely affects or in the future, as a result of existing material facts whose impact has not yet been experienced, may (so far as the Company can now reasonably foresee) materially adversely affect the business of the Company which has not been set forth in

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this Agreement, the Schedules, or the other documents, certificates, and written statements furnished or to be furnished to Holdings by the Company.

         2.9 OFFERING. Subject in part to the truth and accuracy of Holdings' representations and warranties set forth in this Agreement, the offer, sale and issuance of the Common Stock as contemplated by this Agreement are exempt from the registration requirements of the Securities Act, and neither the Company nor any authorized agent acting on its behalf will take any action hereafter that would cause the loss of such exemption.

         2.10 ABSENCE OF UNDISCLOSED LIABILITIES. Except as specifically reserved against or reflected in the Financial Statements or described in
Schedule 2.7 or another Schedule hereto, the Company is not subject to any material liability or financial obligation (known or unknown, direct or indirect, absolute, contingent, accrued or otherwise), other than liabilities or financial obligations arising in the ordinary course of business since the date of the Financial Statements. The Company is not in default with respect to any term or condition of any indebtedness or liability (including any current or deferred trade payable). For purposes of this Section 2.10, any individual liability, or all such liabilities in the aggregate, should be deemed to be material if the individual or aggregate value is greater than $50,000.

         2.11 DIVIDENDS. Since December 31, 1996, the Company has not declared, paid or set aside for payment, or agreed to declare or pay, any dividend or other distribution in respect of its capital stock.

         2.12 INSOLVENCY. The Company is not the subject of any existing, pending or threatened insolvency or bankruptcy proceedings under the laws of any jurisdiction.

                                   ARTICLE III

                   REPRESENTATIONS AND WARRANTIES OF HOLDINGS

         Holdings hereby represents and warrants to the Company as follows:

         3.1 AUTHORIZATION. Holdings is a limited liability Company duly organized, validly existing and in good standing under the laws of the State of Delaware. Holdings has full power and authority to enter into this Agreement and this Agreement and the Option Agreement constitute valid and legally binding obligations of Holdings. Holdings is the owner of the Warrants, free of any liens, claims, or encumbrances and has the full legal authority to surrender the Warrants for the Shares.

         3.2 INVESTMENT EXPERIENCE. Holdings has sufficient knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of its investment in the Shares. Holdings has the ability to bear the economic risks of its investment and understands that an investment in the Shares is speculative and involves a high degree of risk. Holdings is an "accredited investor" as such term is defined in Regulation D promulgated under the Securities Act.

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         3.3 PURCHASE ENTIRELY FOR OWN ACCOUNT. The Shares are being acquired for investment purposes only for the account of Holdings, and not with a view to the resale or distribution of any part thereof, neither Holdings has any present intention of selling, granting any participation in, or otherwise distributing the same.

         3.4 RESTRICTED SECURITIES. Holdings is aware of and understands the following:

             (a) That no federal or state agency has made a finding or determination as to the advisability or fairness of an investment in the Shares or any recommendation or endorsement of the Shares;

             (b) That the Shares have not been registered for sale under the Securities Act or any state blue sky law; and

             (c) That, unless and until the Shares are registered for sale under the Securities Act and any applicable state blue sky law, there will be substantial restrictions on the transferability of the Shares; there will be no public market for the Shares in the United States; and Holdings will not be able to avail itself of the provisions of Rule 144 adopted by the Securities and Exchange Commission (the "SEC") under the Securities Act, unless all of the conditions of Rule 144 are met.

             (d) The Shares are subject to a two (2) year "lock-up" and may not be sold, transferred, assigned or pledged before October ___, 1999.

         3.5 LEGEND. Holdings understands and agrees that, until registered under all applicable securities laws, all certificates evidencing any of the Shares, whether upon initial issuance or any transfer thereof, shall bear the following legend:

             THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ISSUED PURSUANT TO A NON-PUBLIC OFFERING UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY STATE SECURITIES LAWS, AND THEREFORE CANNOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR ASSIGNED UNLESS THEY ARE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND UNDER ALL APPLICABLE STATE SECURITIES LAWS, OR UNLESS AN EXEMPTION THEREFROM IS AVAILABLE. THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A CERTAIN LOCK-UP PROVISIONS SET FORTH IN THAT CERTAIN AGREEMENT OF EVEN DATE THEREWITH BETWEEN THE ORIGINAL HOLDER HEREOF AND THE COMPANY.


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                                   ARTICLE IV

                                 INDEMNIFICATION

         4.1 INDEMNIFICATION. Holdings and the Company each hereby agrees to indemnify the other and its representatives, subcontractors, consultants and agents, and to hold the other and its representatives, subcontractors, consultants and agents harmless from and against, any and all loss, damage or liability (including but not limited to attorneys' fees and costs( due to, or arising out of, any breach of any representation, warranty or covenant of Holdings or the Company, as the case may be, contained in this Agreement.

         4.2 INDEMNIFICATION PROCEDURES. Each party entitled to indemnification under this Agreement (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and (if the claim is made by a third party) shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, as provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its indemnification obligations to the extent such failure is not prejudicial. No Indemnifying Party, in the dense of any such claim or litigation, shall, except with the consent of the Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself of the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with the defense of such claim and litigation resulting therefrom.

                                    ARTICLE V

                              CONDITIONS TO CLOSING

         5.1 CONDITIONS TO HOLDINGS' OBLIGATION TO CLOSE. The obligation of Holdings to close the transaction as described in Article I of this Agreement shall be subject to the fulfillment, on or before the Closing, of each of the following conditions:

             (a) The representations and warranties of the Company set forth in Section 2 of this Agreement shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing except for representations and warranties expressly limited to a specific date;

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                  (b) The Company shall have performed and complied with all agreements, obligations, and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing;

                  (c) Holdings shall have received from Johnson, Blakely, Pope, Bokor, Ruppel & Burns, P.A. counsel for the Company, an opinion or opinions, dated the date of the Closing, in form and substance satisfactory to counsel of Holdings, substantially to the effect that:

                      (i) The Company has been duly incorporated and organized and is a validly existing corporation in good standing under the laws of the State of Florida and has the requisite corporate power to own its property and assets and to conduct its business as it is currently being conducted;

                      (ii) This Agreement has been duly and validly authorized, executed and delivered by the Company and constitutes a legally, valid and binding obligation of the Company, enforceable in accordance with its terms, subject to bankruptcy, insolvency, preferential transfer, reorganization, moratorium and similar laws or general applicability relating to or affecting creditors' rights and to general equity principles and to the extent any indemnification provisions contained thereon may be limited by applicable federal or state law;

                      (iii) The Common Stock to be issued pursuant to the Agreement has been duly authorized and upon receipt of the Purchase Price will be validly issued, fully paid and non-assessable Common Stock of the Company and free and clear of any liens, claims and encumbrances on the party of the Company;

                      (iv) The certificates representing the Common Stock are in due and proper form and have been validly executed;

                      (v) Subject in part to the truth and accuracy of the representations and warranties set forth in this Agreement, the offer and sale of the Common Stock is exempt from the registration requirements of the Securities Act.

              5.2 CONDITIONS TO THE COMPANY'S OBLIGATION TO CLOSE. The obligation of the Company to close shall be subject to the fulfillment, on or before the Closing, of the following condition:

                  (a) The representations and warranties of Holdings set forth in Section III of this Agreement shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing.

                  (b) Holdings shall have performed and complied with all agreements, obligations, and conditions contained in this Agreement, including the payment of the Purchase Price by surrendering the Warrants, that are required to be performed or complied with by it on or before the Closing.

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                                   ARTICLE VI

                                  MISCELLANEOUS

         6.1 PUBLIC ANNOUNCEMENT. Each party hereto shall furnish a copy of any announcement to the other in advance of the issuance of any press release relating to the matters set forth in this Agreement.

         6.2 ASSIGNMENT OR TRANSFER. Neither the Company nor Holdings shall assign its rights or transfer its obligations under this Agreement in whole or in part without first obtaining the written consent of the other party hereto. Notwithstanding the foregoing, Holdings may, without the consent of the Company, and subject to the two (2) year lock-up, assign its rights hereunder, to any affiliate of Holdings or any trust, partnership, corporation or other entity established for the benefit of Holdings or a member of his immediate family (a "Family Trust"). For the purpose of this Section 6.2, the term "affiliate" shall mean any person or entity directly or indirectly controlling or controlled by or under direct or indirect common control with Holdings.

         6.3 GOVERNING LAW. This Agreement shall be construe in accordance with and governed by the laws of the State of Florida.

         6.4 BENEFIT. This Agreement shall be binding upon Holdings and the Company, and their respective administrators, legal representatives, successors, and permitted assigns. Nothing in this Agreement, expressed or implied, is intended to confer upon any person, other than the parties hereto, any rights or remedies under or by reason of this Agreement (except as provided in Section 6.2 hereof).

         6.5 SPECIFIC PERFORMANCE.

             (a) The parties to this Agreement hereby agree that an award of damages alone is inadequate to remedy a breach of the terms of this Agreement and that specific performance, injunctive relief or other equitable remedy is the only way by which the intent of this Agreement may be adequately realized upon breach by one or more of the parties hereto. Such remedy shall, however, be cumulative and not exclusive, and shall be in addition to any other remedy which the parties may have.

             (b) In furtherance of and not in limitation of paragraph ___ of this Section ___, should any dispute arise concerning a sale, encumbrance, pledge, transfer, hypothecation, assignment or other disposition of any of the Common Stock or Option Shares which is alleged to contravene the provisions of this Agreement, an injunction may be issued restraining any such transaction pending the determination of such controversy.

         6.6 WAIVER. Failure by either party to insist upon strict compliance with any of the terms, covenants or conditions of this Agreement shall not be deemed a waiver of such terms, covenants or conditions, nor shall any waiver or relinquishment of any right or power hereunder


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at any one time or more times be deemed a waiver or relinquishment of such right or power at any other time or times.

         6.7 NOTICE. All notices, demands, requests, offers, acceptances, deliveries or other communications required or permitted to be given or delivered under this Agreement, shall be in writing and shall be deemed delivered when served personally, via courier, via facsimile, or on the third business day after being deposited in the United States mail, certified or registered mail, postage prepaid, addressed as follows:

          If to Company:

                            Innova/Pure Water, Inc.
                            13160 - 56th Court, Suite 510
                            Clearwater, FL 33760
                            Attention:  President

          With copy to:

                            Michael T. Cronin, Esq.
                            Johnson, Blakely, Pope, Bokor, Ruppel & Burns, P.A. 911 Chestnut Street

                            Clearwater, FL 33756

          If to Holdings:

                            Innova Holdings LLC
                            16 E. 40th Street, 12th Floor
                            New York, NY 10016

          With copy to:
                            ------------------------------------
                            ------------------------------------
                            ------------------------------------
                            ------------------------------------

         Each party to this Agreement may from time to time change the address to which notices are to be delivered or mailed by giving notice of such change to the other party as provided herein.

         6.8 SURVIVAL OF TERMS. All of the terms, conditions, warranties and representations contained in this Agreement shall survive the execution hereof and the Closing. This Agreement supersedes the Warrant Purchase Agreement which shall be considered terminated upon the Closing.

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         6.9 ENTIRE AGREEMENT. This Agreement represents the entire contract between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by all of the parties hereto. This Agreement supersedes all offers, proposals, statements, representations and agreements with respect to the subject matter hereof, including but not limited to the Warrant Purchase Agreement.

         6.10 SEVERABILITY. The invalidity or unenforceability of any provision of this Agreement shall in no way affect the validity or enforceability of any other provision hereof.

         6.11 HEADINGS. The headings to the sections of this Agreement are used for reference only and are not to be construed as limiting or extending the provisions hereof.

         6.12 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which together shall be considered an original but all of which shall constitute the agreement by and among the parties.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                           INNOVA HOLDINGS, LLC

                                           By: /s/ Joe ??????
                                              ------------------------
                                           Title: Managing Member
                                                  --------------------

                                           INNOVA/PURE WATER, INC.

                                           By: /s/ Rose Smith
                                              ------------------------
                                           Title: President & CEO
                                                  --------------------

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